UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 12, 2004

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code)   (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 801.               Other Events

On October 12, 2004  the Food and Drug Administration (FDA) issued a letter stating that VeriChipTM, a radio frequency identification (RFID) microchip for human use, has been cleared for medical applications in the United States.  The FDA’s clearance follows the completion of a de novo application review of the product.  Digital Angel Corporation is the manufacturer of VeriChipTM , and has licensed the technology to Verichip Corporation for human applications.

A copy of the Company’s press release dated October 13, 2004, announcing the clearance, and the FDA’s letter are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 901.               Financial Statements and Exhibits

(a)       Financial statements of businesses acquired-Not Applicable

(b)       Pro forma financial information-Not Applicable

(c)       Exhibits

Exhibit No. 99.1                 Press release, dated October 13, 2004, announcing the U.S. Food and Drug Administration’s clearance of VerichipTM for medical applications in the United States.

Exhibit No. 99.2                 Food and Drug Administration Letter Regarding Clearance of VerichipTM for Medical Applications in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice-President of Finance and Chief Financial Officer